FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 25049


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
                   the Securities Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2000
                                                  (December 14, 2000)

               St. Joseph Light & Power Company
     (Exact name of registrant as specified in its charter)


    Missouri               1-3576                 44-0419850
(State or other       (Commission file   (IRS employer identification
 jurisdiction          number)            number)
 of incorporation)


520 Francis Street,  P.O. Box 998  St. Joseph, Missouri    64502-0998
    (Address of principal executive offices)                Zip Code



Registrant's telephone number, including area code:   (816)  233-8888


                     Not applicable
 (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

     On December 14, 2000, the Missouri Public Service Commission issued a press release. A copy of the press release is attached as Exhibit 99.1 and is made a part of this filing.



ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS.

     (a) -- (b) Not applicable.

     (c)  Exhibits.

     99.1 Text of press release, dated as of December 14, 2000.




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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               ST. JOSEPH LIGHT & POWER COMPANY


Date:  December 15, 2000       By: /s/ Gary L. Myers
                                       Vice President, General Counsel
                                       and Secretary



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                         EXHIBIT INDEX


 Exhibit Number       Description of Exhibit        Sequentially
                                                      Numbered
                                                        Page

99.1             Text of press release, dated as
                 of December 14, 2000.


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